Exhibit 77Q1(e)(ii)

The Sub-Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, AlphaSimplex Group, LLC, and Reich
 & Tang Asset Management, LLC is incorporated by reference to exhibit
 (d)(2)(iii) of post-effective amendment no. 140 to the Registration Statement filed on Form Type 485BPOS on December 1, 2008 (Accession No. 0001193125-08-245647).